UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 24, 2007
                                                          --------------


                          Commonwealth Bankshares, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                   01-17377                  54-1460991
         ----------                 ----------                ------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)



                    403 Boush Street, Norfolk, Virginia 23510
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number including area code: (757) 446-6900
                                                          -----------------



         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

      On April 24, 2007, Commonwealth Bankshares, Inc. issued a press release announcing the declaration of a quarterly dividend payable May 31, 2007 to shareholders of record as of May 21, 2007. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.


99.1 Press Release, dated April 24, 2007, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Announces Quarterly Cash Dividend."



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          Commonwealth Bankshares, Inc.

Date: April 24, 2007                      By:  /s/ Cynthia A. Sabol, CPA
      ------------------                       ---------------------------------
                                          Name:    Cynthia A. Sabol, CPA
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer